UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 24, 2014

Zynex, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9990 Park Meadows Drive Lone Tree, Colorado	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 703-4906

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 22, 2014, Zynex, Inc., received the executed Forbearance Agreement dated effective as of December 17, 2014, between Zynex, Inc. and Triumph Community Bank, N.A., dba Triumph Healthcare Finance (“Triumph”), its senior secured lender, whereby Triumph agreed to forbear from the exercise of its rights and remedies under the original loan documents relating to Zynex’s previously disclosed default under such agreement until March 31, 2015, subject to the terms of the Forbearance Agreement.

The foregoing summary of the Forbearance Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Forbearance Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Forbearance Agreement, effective December 17, 2014, between Zynex, Inc. and Triumph Community Bank, N.A., dba Triumph Healthcare Finance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc.

Date: December 23, 2014	By: /s/ Thomas Sandgaard

Thomas Sandgaard,

Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Forbearance Agreement, effective December 17, 2014, between Zynex, Inc. and Triumph Community Bank, N.A., dba Triumph Healthcare Finance